                                                                    EXHIBIT 10.3

                         SMITH'S SHAREHOLDER AGREEMENT


          THIS SHAREHOLDER AGREEMENT (this "Agreement") is entered into as of
                                            ---------
January 29, 1996, among Smitty's Supermarkets, Inc., a Delaware corporation

("Smitty's"), The Yucaipa Companies, a California general  partnership
- ----------
("Yucaipa"), and the undersigned shareholders (individually, a "Shareholder"
  -------                                                       -----------
and, collectively, the "Shareholders") of Smith's Food & Drug Centers, Inc., a
                        ------------
Delaware corporation (the "Company").
                           -------

          WHEREAS, Smitty's, Yucaipa, the Company and Cactus Acquisition, Inc., a Delaware corporation ("Acquisition"), are parties to a Recapitalization
                         -----------
Agreement and Plan of Merger dated as of January 29, 1996 (the "Recapitalization
                                                                ----------------
Agreement"), providing for the merger of Acquisition, a wholly-owned subsidiary
- ---------
of the Company, with and into Smitty's pursuant to the terms and conditions of the Recapitalization Agreement (the "Merger") and setting forth certain
                                     ------
representations, warranties, covenants and agreements which each of the parties thereto is making thereby in connection with the Merger; and

          WHEREAS, the Recapitalization Agreement contemplates that certain shareholders of the Company will agree to vote their shares of Company capital stock in favor of the Merger and to take no action inconsistent with the Recapitalization Agreement; and

          WHEREAS, to comply with the Recapitalization Agreement and to induce the Company and Smitty's to proceed to consummate the Merger, such Shareholders have agreed to vote all of their shares of Company Common Stock and Company Preferred Stock (each as hereinafter defined) in favor of the Merger and to take no action inconsistent with the Merger;

          NOW THEREFORE, in consideration of the covenants herein contemplated, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. REPRESENTATIONS OF SHAREHOLDERS. Each undersigned Shareholder represents that he, she or it (i) is the holder and beneficial owner of that number of shares of Class A or Class B Common Stock of the Company (collectively, the "Company Common Stock") and Series I Preferred Stock (the
                    --------------------
"Company Preferred Stock"), set forth under such Shareholder's signature below,
 -----------------------
(ii) has full power and authority to make, enter into and carry out the terms of this Agreement, and (iii) is not a party to or bound by any contract, commitment, agreement, understanding arrangement or restriction of any kind with respect to which the execution of this Agreement, or the consummation by the Shareholder of the transactions contemplated hereby, will constitute a violation, or cause a default or a conflict.

          2. NO ACTIONS INCONSISTENT WITH RECAPITALIZATION AGREEMENT. Each undersigned Shareholder agrees to take no action inconsistent with the Recapitalization Agreement or that would prevent any condition precedent to the Merger from being satisfied at or prior to the Effective Time of the Merger.

          3. TENDER OF SHARES. In the event the Company commences an Offer (as defined in the Recapitalization Agreement), each undersigned Shareholder hereby agrees to tender a sufficient number of its shares of Company Common Stock to enable the Company to repurchase 50% of the outstanding shares of Company Common Stock pursuant to such Offer.

          4. AGREEMENT TO VOTE SHARES. Each undersigned Shareholder shall vote its shares of Company Common Stock and Company Preferred Stock and any New Shares (as defined in Section 7 below), and shall cause any holder of record of its shares of Company Common Stock, Company Preferred Stock or New Shares to vote in favor of approval of the Recapitalization and the other transactions contemplated by the Recapitalization Agreement at every meeting of the shareholders of the Company called for such purpose (and every adjournment thereof) or by written action without a meeting or otherwise.

          5. NO-SHOP. Each undersigned Shareholder agrees that it shall not, directly or indirectly, through any officer, director, partner, agent or representative or otherwise, (i) solicit, initiate or encourage submission of proposals or offers from any person other than Smitty's relating to any acquisition or purchase of all or any material portion of the assets of, or any equity interest in, or any merger, consolidation or business combination with, the Company or any of its subsidiaries, or (ii) participate in any discussions or negotiations regarding, or furnish any person other than Smitty's or its officers, directors or agents any information with respect to, or otherwise cooperate with, assist in, or participate in, or facilitate or encourage any effort by any person other than Smitty's to do any of the foregoing; provided, however, that the provisions of this Section 5 shall not preclude any undersigned Shareholder that is a director of the Company from in engaging in the activities specified in foregoing clause (ii), in such Shareholder's capacity as a director, in connection with a bona fide written proposal submitted to the Company's Board of Directors if the Company's Board of Directors determines, after having received the oral or written opinion of outside legal counsel to the Company, that the failure to engage in such negotiations or discussions or provide such information would result in a breach of such director's fiduciary duties under applicable law.

          6. TRANSFER AND ENCUMBRANCE. Each undersigned Shareholder agrees not to transfer, sell, offer, pledge, or otherwise dispose of or reduce his or her right relative to or encumber any of its shares of Company Common Stock, Company Preferred Stock or New Shares without the prior written consent of the Company and Smitty's.

          7. ADDITIONAL PURCHASES. Each undersigned Shareholder agrees that any New Shares acquired or purchased by it shall be subject to the terms of this Agreement. For purposes of this Agreement, the term "New Shares" shall mean any
                                                     ----------
shares of Company Common Stock or Company Preferred Stock that each Shareholder purchases, otherwise acquires beneficial ownership of or acquires the right to vote or share in the voting of, after the execution of this Agreement, including, without limitation, through the exercise of any options, warrants or other rights to purchase Company Common Stock or Company Preferred Stock.

          8. SPECIFIC PERFORMANCE. Each undersigned shareholder hereto acknowledges that (a) it will be impossible to measure in money the damage to Smitty's if a Shareholder fails to comply with any of the obligations imposed by this Agreement, (b) every such obligation is material, and (c) in the event of any such failure, Smitty's will not have an adequate remedy at law or damages and, accordingly, each party hereto agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is an appropriate remedy for any such failure.

          9. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns and shall not be assignable without the written consent of the other party hereto.

          10. ENTIRE AGREEMENT. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and, together with the Recapitalization Agreement and any other agreement to be executed by each undersigned party pursuant to the Recapitalization Agreement, contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified and no provisions hereof may be modified or waived, except expressly by an instrument in writing signed by all the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver by any such party, and no such waiver shall be deemed a continuing waiver of any provision hereof by such party.

          11.    MISCELLANEOUS.

                 A. This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Delaware.

                 B. If any provisions of this Agreement or the application of such provisions to any person or circumstances shall be held invalid by a court of competent jurisdiction, the remainder of the provision held invalid and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, shall not be affected.

                 C. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                 D.  This Agreement shall terminate upon the earlier to occur of
(i) the termination of the Recapitalization pursuant to Section 10.2 of the Recapitalization Agreement, (ii) the termination of the Recapitalization Agreement under Section 10.1 of the Recapitalization Agreement or (iii) the first business day after the Merger Closing.

                 E. All Section headings herein are for convenience of reference only and are not part of this Agreement and no construction or reference shall be derived therefrom.

                 F. Words used in this Agreement, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

                 G. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Recapitalization Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                   SMITTY'S SUPERMARKETS, INC.


                                   By:   /s/  Mark A. Resnik
                                      --------------------------------
                                   Name: Mark A. Resnik
                                   Title:  Vice President


                                   THE YUCAIPA COMPANIES


                                   By:
                                      --------------------------------
                                   Name: Mark A. Resnik
                                   Title:  General Partner


                                   SHAREHOLDERS

                                    /s/  Jeffrey P. Smith
                                   -----------------------------------
                                   JEFFREY P. SMITH

                                   Address:
                                           -----------------------------------

                                           -----------------------------------

                                   Shares of Company Common Stock Beneficially
                                   Owned:

                                     Class  Number of Shares
                                     -----  ----------------

                                      A
                                        ----------------------------------------
                                      B
                                        ----------------------------------------

                                   Shares of Company Preferred Stock
                                   Beneficially Owned:
                                                       -------------------------
                                   Options or Warrants to Purchase the Following Number of Shares of Company Common Stock or Company Preferred Stock Beneficially Owned:

                                   ---------------------------------------------

                                   SHAREHOLDERS

                                    /s/  Richard D. Smith
                                   ------------------------
                                   RICHARD D. SMITH

                                   Address:
                                           -----------------------------------

                                           -----------------------------------
                                   Shares of Company Common Stock Beneficially
                                   Owned:

                                     Class  Number of Shares
                                     -----  ----------------

                                      A
                                        ----------------------------------------
                                      B
                                        ----------------------------------------

                                   Shares of Company Preferred Stock
                                   Beneficially Owned:

                                   Options or Warrants to Purchase the Following Number of Shares of Company Common Stock or Company Preferred Stock Beneficially Owned:


                                   ---------------------------------------------

                                   /s/  Fred L. Smith
                                   ---------------------------------------------
                                   FRED L. SMITH

                                   Address:
                                            -----------------------------------

                                            -----------------------------------

                                   Shares of Company Common Stock Beneficially
                                   Owned:
                                          -------------------------------------

                                     Class  Number of Shares
                                     -----  ----------------

                                      A
                                        ---------------------------------------
                                      B
                                        ---------------------------------------

                                   Shares of Company Preferred Stock
                                   Beneficially Owned:
                                                      -------------------------

                                   Options or Warrants to Purchase the Following Number of Shares of Company Common Stock or Company Preferred Stock Beneficially Owned:


                                   ---------------------------------------------

                                    /s/  Ida Smith
                                   -----------------
                                   IDA SMITH

                                   Address:
                                           ------------------------------------

                                           ------------------------------------

                                   Shares of Company Common Stock Beneficially
                                   Owned:
                                          -------------------------------------

                                     Class  Number of Shares
                                     -----  ----------------

                                       A
                                         --------------------------------------
                                       B
                                         --------------------------------------

                                   Shares of Company Preferred Stock
                                   Beneficially Owned:
                                                      -------------------------

                                   Options or Warrants to Purchase the Following Number of Shares of Company Common Stock or Company Preferred Stock Beneficially Owned:

                                   --------------------------------------------

                                   THE DEE GLENN SMITH MARITAL TRUST



                                   By:    /s/  Jeffrey P. Smith
                                       ------------------------
                                   Name: Jeffrey P. Smith
                                   Title: Trustee

                                   Address:
                                           ------------------------------------

                                           ------------------------------------

                                   Shares of Company Common Stock Beneficially
                                   Owned:

                                     Class  Number of Shares
                                     -----  ----------------

                                        A
                                          --------------------------------------
                                        B
                                          --------------------------------------

                                   Shares of Company Preferred Stock
                                   Beneficially Owned:
                                                       -------------------------

                                   Options or Warrants to Purchase the Following Number of Shares of Company Common Stock or Company Preferred Stock Beneficially Owned:

                                   ---------------------------------------------

                                   TRUST FOR THE CHILDREN OF JEFFREY PAUL SMITH



                                   By:    /s/  Jeffrey P. Smith
                                       ------------------------
                                   Name: Jeffrey P. Smith
                                   Title: Trustee

                                   Address:
                                           ------------------------------------

                                           ------------------------------------

                                   Shares of Company Common Stock Beneficially
                                   Owned:
                                         --------------------------------------

                                     Class  Number of Shares
                                     -----  ----------------

                                       A
                                         --------------------------------------
                                       B
                                         --------------------------------------

                                   Shares of Company Preferred Stock
                                   Beneficially Owned:
                                                      -------------------------

                                   Options or Warrants to Purchase the Following Number of Shares of Company Common Stock or Company Preferred Stock Beneficially Owned:

                                   ---------------------------------------------

                                   TRUST FOR THE CHILDREN OF RICHARD DEE SMITH



                                   By:    /s/  Richard D. Smith
                                       ------------------------
                                   Name: Richard D. Smith
                                   Title: Trustee

                                   Address:
                                           -------------------------------------

                                           -------------------------------------

                                   Shares of Company Common Stock Beneficially
                                   Owned:
                                         ---------------------------------------

                                     Class  Number of Shares
                                     -----  ----------------

                                       A
                                        ----------------------------------------
                                       B
                                        ----------------------------------------

                                   Shares of Company Preferred Stock
                                   Beneficially Owned:
                                                      --------------------------

                                   Options or Warrants to Purchase the Following Number of Shares of Company Common Stock or Company Preferred Stock Beneficially Owned:

                                   --------------------------------------------

                                   TRUST FOR THE CHILDREN OF FRED LORENZO SMITH



                                   By:    /s/  Fred L. Smith
                                       ---------------------
                                   Name: Fred L. Smith
                                   Title: Trustee

                                   Address:
                                           ------------------------------------

                                           ------------------------------------

                                   Shares of Company Common Stock Beneficially
                                   Owned:
                                         ---------------------------------------

                                     Class  Number of Shares
                                     -----  ----------------

                                       A
                                         ---------------------------------------
                                       B
                                         ---------------------------------------

                                   Shares of Company Preferred Stock
                                   Beneficially Owned:
                                                      --------------------------

                                   Options or Warrants to Purchase the Following Number of Shares of Company Common Stock or Company Preferred Stock Beneficially Owned:


                                   ---------------------------------------------